Capital City Bank Group, Inc.

Reports First Quarter 2026

Results
TALLAHASSEE, Fla.

(April 20, 2026) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income attributable
to common shareowners of $15.8 million, or $0.92 per diluted share, for the first quarter of 2026

compared to $13.7 million, or $0.80
per diluted share, for the fourth quarter of 2025, and $16.9 million, or $0.

99 per diluted share, for the first quarter of 2025.
Return on Assets of 1.45% and Return on Equity of 11.30%

for the first quarter of 2026 compared to 1.25% and 9.78%, respectively for the fourth quarter of 2025, and 1.58% and 13.32%,

respectively for the first quarter of 2025.

QUARTER HIGHLIGHTS (1
st

Quarter 2026

versus 4
th

Quarter 2025)
Income Statement
●
Tax-equivalent

net interest income totaled $42.9 million compared

to $43.4 million for the prior quarter and reflected

two
less calendar days in the first quarter

-
Net interest margin decreased

two basis points to 4.24%

●
Credit quality metrics remained

stable, with net loan charge‑offs of 10 basis points (annualized)

of average loans, while the
allowance coverage ratio increased one basis

point to 1.23% as of March 31, 2026
●
Noninterest income decreased

$0.2 million, or 0.8%, and reflected lower wealth management fees of $0.5

million and deposit
fees of $0.2 million, partially offset by a miscellaneous recovery of $0.5 million

●
Noninterest expense decreased

$1.5 million, or 3.5%, primarily due to a $2.7 million decrease in compensation expense
(lower performance-based incentives) that was partially offset by an increase in other expense which reflected

a $1.5

million
pension plan settlement gain recognized in

the prior quarter

Balance Sheet
●
Loan balances decreased $29.8 million,

or 1.2% (average), and decreased $27.7 million, or 1.1%

(end of period)
●
Deposit balances increased by $43.5 million,

or 1.2% (average), and increased $89.3 million,

or 2.4% (end of period), driven
by strong core deposit

growth

●
Tangible

book value per diluted share (non-GAAP financial measure)

increased $0.48, or 1.8%

●
Repurchased 63,088 shares

of our common stock
“We are off

to a strong start to the year, with earnings growth of 15% over the prior quarter driven by solid deposit trends,
disciplined credit performance, and continued expense control,” said William

G. Smith, Jr., Chairman and CEO.

“We remain
focused on deepening client relationships and executing consistently,

while maintaining the balance sheet strength and flexibility to perform across a range of economic conditions.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the first quarter of 2026

totaled $42.9 million, compared to $43.4 million for the fourth quarter of 2025, and $41.6 million for the first quarter of 2025. Compared to the fourth quarter of 2025, the decrease was primarily
driven by lower loan interest income due to lower average loan balances and lower overnight funds income, partially offset by higher
investment securities income due to new investment purchases at higher yields and lower deposit interest expense.

Two less calendar
days contributed to the decline compared to the fourth quarter of 2025.

Compared to the first quarter of 2025, the increase was
primarily attributable to higher investment securities income due to new investment purchases at higher yields and higher overnight funds income due to higher average balances that outpaced a decrease in loan interest income due to lower average balances.
Our net interest margin for the first quarter of 2026 was 4.24%, a decrease of two basis points from the fourth quarter of 2025

and an
increase of two basis points over the first quarter of 2025. Compared to the fourth quarter of 2025 the decrease was primarily
attributable to a lower overnight funds rate and lower average loan balances.

Compared to the first quarter of 2025, the increase
reflected favorable investment securities repricing partially offset by a lower overnight funds rate and lower average loan balances.
For the first quarter of 2026, our cost of funds was 81 basis points, a decrease of one basis point from the fourth quarter of 2025 and
a decrease of three basis points from the first quarter of 2025. Our cost of deposits (including noninterest bearing accounts) was 81
basis points, 82 basis points, and 82 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision expense for credit losses of $0.7 million for the first quarter of 2026, compared to $2.0 million for the
fourth quarter of 2025 and $0.8 million for the first quarter of 2025. Activity within the components of the provision (loans held for
investment (“HFI”) and unfunded loan commitments) for each reported period is provided in the table on page 14. We

discuss the
various factors that impacted our provision expense for Loans HFI in further detail below under the heading
Allowance for Credit
Losses .
Noninterest Income and Noninterest

Expense
Noninterest income for the first quarter of 2026 totaled $19.9 million,

a $0.2 million, or 0.8%, decrease from the fourth quarter of
2025 and similar to the first quarter of 2025. The decrease from the fourth quarter of 2025 reflected a $0.5 million decrease in
wealth management fees and a $0.2 million decrease in deposit fees, partially offset by a $0.5 million increase in other income. The
decline in wealth management fees was primarily due to a decrease in retail brokerage fees. The increase in other income was due to
a $0.5 million miscellaneous recovery.

Compared to the first quarter of 2025, a $1.7 million decrease in wealth management fees
was offset by a $0.7 million increase in other income, a $0.5 million increase in deposit related fees, and a $0.4 million increase in mortgage banking revenues. The decline in wealth management

fees was attributable to a decrease in retail brokerage assets under management and lower insurance commission revenue due to the sale of our insurance subsidiary in 2025. The increase in other
income reflected the aforementioned miscellaneous recovery of

$0.5 million.

Noninterest expense for the first quarter of 2026

totaled $41.4 million, a $1.5 million, or 3.5%, decrease from the fourth quarter of
2025

and a $2.7 million, or 6.9%, increase over the first quarter of 2025. The decrease from the fourth quarter of 2025 reflected a
$2.7 million decrease in compensation expense, partially offset by a $1.2 million increase in other expense. The decrease in
compensation expense was primarily due to higher performance-based incentive pay of $2.6 million in the fourth quarter of 2025.
The increase in other expense reflected a $1.5 million pension plan settlement gain recorded in the fourth quarter of 2025.
Compared to the first quarter of 2025, the increase reflected a $2.9 million increase in other expense and a $0.3 million increase in
occupancy expense, which was partially offset by a $0.5 million decrease in compensation expense. The increase in other expense
was primarily attributable to a $4.1

million increase in other real estate expense that reflected a gain from the sale of our operations
center building in the first quarter of 2025, partially offset by decreases

in charitable contributions, professional fees, and other
miscellaneous expenses.

The increase in occupancy expense was primarily attributable to higher expense for maintenance
agreements and software. The decrease in compensation expense reflected a decrease in commission expense related to the sale of
our insurance subsidiary.
Income Taxes
We realized income

tax expense of $4.8 million (effective rate of 23.5%) for the first quarter of 2026, compared to $4.9 million
(effective rate of 26.3%) for the fourth quarter of 2025

and $5.1 million (effective rate of 23.3%) for the first quarter of 2025.
Compared to the fourth quarter of 2025, the variance in the effective tax rate reflected discrete items for both quarters, including a benefit in the first quarter of 2026 related to stock-based compensation and an expense in the fourth quarter of 2025 related to an
Internal Revenue Code (“IRC”) Section 162(m) limitation for executive compensation. Absent discrete items or new tax credit
investments,

we expect our annual effective tax rate to approximate 24% for

2026.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $4.090 billion for the first quarter of 2026, an increase of $53.9 million,

or 1.3% over the fourth
quarter of 2025, and an increase of $95.9 million, or 2.4% over the first quarter of 2025. Compared to the fourth quarter of 2025, the change in earning asset mix reflected a $113.1 million

increase in investment securities and a $0.5 million increase in loans held for sale (“HFS”), partially offset by a $29.9 million decrease in overnight funds sold and a $29.8 million decrease in loans held for
investment. Compared to the first quarter of 2025, the increase was primarily attributable to a $136.8 million increase in investment
securities and an $86.7 million increase in overnight funds sold, partially offset by a $127.6 million decrease in loans held for
investment.
Average loans

HFI decreased by $29.8 million, or 1.16% from the fourth quarter of 2025, and decreased by $127.6 million, or 4.8%
from the first quarter of 2025. Compared to the fourth quarter of 2025, the decline was primarily attributable to decreases in
residential real estate loans of $16.3 million, commercial real estate loans of $10.2 million, construction loans of $4.2 million,
consumer loans (primarily indirect auto) of $2.3 million, and commercial loans of $1.5 million, partially offset by an increase in
home equity loans of $4.0 million. Compared to the first quarter of 2025, the decline was primarily attributable to declines in
construction loans of $56.8 million, commercial real estate loans of

$32.6 million, consumer loans (primarily indirect auto) of $23.4 million, residential real estate loans of $21.8 million, and commercial loans of $11.3 million, partially offset

by an increase in home
equity loans of $19.1 million.
Loans HFI at March 31, 2026, decreased by $27.7 million, or 1.1%, from

December 31, 2025, and decreased by $142.4 million, or
5.4%, from March 31, 2025. Compared to December 31, 2025,

the decline was primarily due to decreases in residential real estate loans of $22.2 million, commercial real estate loans of $12.9 million, commercial loans of $10.1 million, other loans of $7.6 million
and consumer loans (primarily indirect auto) of $2.8 million, partially offset by increases in construction loans of $9.7 million and home equity loans of $3.0 million. Compared to the first quarter of 2025, the decrease was primarily attributable to declines in
commercial real estate loans of $51.1 million, residential real estate loans of $41.9 million, construction loans of $35.7 million,
consumer loans (primarily indirect auto) of $26.7 million, and commercial loans of $14.1 million, partially offset by an increase in
home equity loans of $17.9 million.
Allowance for Credit Losses

At March 31, 2026, the allowance for credit losses for loans HFI totaled $31.0 million comparable to $31.0 million and $29.7
million at December 31, 2025 and March 31, 2025, respectively.

Activity within the allowance is provided on Page 10. The slight increase in the allowance over March 31, 2025 was primarily attributable to utilization of a higher forecasted unemployment rate in
calculating loan loss rates.

Net loan charge-offs were 10 basis points of average loans

for the first quarter of 2026

versus 18 basis
points for the fourth quarter of 2025

and 9 basis points for the first quarter of 2025. At March 31, 2026, the allowance represented
1.23% of loans HFI compared to 1.22% at December 31, 2025, and 1.12%

at March 31, 2025.
Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled $13.0 million at March 31, 2026

compared to $10.5 million at
December 31, 2025 and $4.4 million at March 31, 2025. At March 31, 2026,

nonperforming assets as a percentage of total assets
was 0.29%, compared to 0.24% at December 31, 2025 and 0.10% at March 31, 2025.

Nonaccrual loans totaled $11.1 million at
March 31, 2026, a $2.5

million increase over December 31, 2025

and a $6.8 million increase over March 31, 2025. The increase over December 31, 2025 was primarily attributable to the addition of four residential 1-4 family real estate loans totaling $1.9
million. Other real estate totaled $1.8 million at March 31, 2026 and reflected the addition of a banking office property for $1.2
million during the first quarter of 2026. Further,

classified loans totaled $14.5 million at March 31, 2026, a $0.2 million increase
over December 31, 2025 and a $4.6 million decrease from March

31, 2025.

Deposits
Average total

deposits were $3.691 billion for the first quarter of 2026, an increase of $43.5 million,

or 1.2%, over the fourth quarter
of 2025 and an increase of $25.5 million, or 0.7%, over the first quarter of 2025. Compared to the fourth quarter of 2025, the
increase was primarily attributable to higher public funds balances of

$99 million, driven by seasonal inflows from municipal clients as they receive their tax receipts beginning in late November,

partially offset by declines in core deposits of $64 million (noninterest bearing and interest bearing DDAs). The increase over the first quarter of 2025 was due to growth in both core deposit balances, and public funds.

At March 31, 2026, total deposits were $3.752 billion, an increase of $89.3 million,

or 2.4%, over December 31, 2025, and a
decrease of $32.3 million, or 0.9%, from March 31, 2025.

The increase over December 31, 2025,

was driven by higher core deposit
balances of $103 million (primarily noninterest bearing and NOW accounts),

partially offset by a decrease in public funds balances
of $25 million (primarily NOW accounts). The decrease from March

31, 2025, was primarily due to lower public funds balances
(noninterest bearing accounts). Total

public funds balances were $629.9 million at March 31, 2026, $654.7 million at December 31,
2025, and $648.0 million at March 31, 2025.

Liquidity
The Bank maintained an average net overnight funds (i.e., deposits with banks plus

FED funds sold, less FED funds purchased) sold
position of $407.7 million in the first quarter of 2026

compared to $437.5 million in the fourth quarter of 2025 and $320.9 million in the first quarter of 2025. Compared to both prior periods, the variance reflected higher average deposits and lower average loans and the deployment of excess liquidity into the investment security portfolio.

We also view our

investment portfolio as a liquidity source as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits, and/or to sell selected securities in our portfolio.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At March 31, 2026, the weighted-average
maturity and duration of our portfolio were 2.98 years and 2.64 years,

respectively, and the available

-for-sale portfolio had a net
unrealized after-tax loss of $11.7

million.
At March 31, 2026, we had the ability to generate approximately $1.651 billion

(excludes overnight funds position of $425 million)
in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank
borrowings, the Federal Reserve Discount Window,

and brokered deposits.

Capital
Shareowners’ equity was $559.9 million at March 31, 2026 compared to

$552.9 million at December 31, 2025 and $512.6 million at
March 31, 2025. For the first three months of 2026, shareowners’ equity was positively impacted by net income attributable to
shareowners of $15.8 million, the issuance of stock of $2.8 million, and stock compensation accretion of $0.5

million. Shareowners’
equity was reduced by a common stock dividend of $4.6 million ($0.27 per share),

repurchases of our common stock of $2.6

million
(63,088 shares), net adjustments totaling $2.6 million related to transactions under our stock-based compensation plans,

and a net
$2.3 million decrease in the accumulated other comprehensive gain.

The net unfavorable change in accumulated other
comprehensive gain was primarily due to a $2.2 million increase in the investment securities loss.
At March 31, 2026, our total risk-based capital ratio was 21.62%, compared to 21.45% at December 31, 2025 and 19.20% at March
31, 2025. Our common equity tier 1 capital ratio was 19.08%, 18.56%,

and 16.08%, respectively, on

these dates. Our leverage ratio
was 11.65%, 11.77%,

and 11.17%, respectively,

on these dates. At March 31, 2026, all our regulatory capital ratios exceeded the
thresholds to be designated as “well-capitalized” under the Basel III capital standards. Further, our tangible common

equity ratio
(non-GAAP financial measure) was 10.79%

at March 31, 2026

and December 31, 2025, compared to 9.61% at March 31, 2025. If our unrealized held-to-maturity securities loss of $7.2 million (after

-tax) were recognized in accumulated other comprehensive loss, our adjusted tangible capital ratio would be 10.62%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.5

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

and securities brokerage services.

Our bank subsidiary,

Capital City Bank, was founded in 1895 and has 62 banking offices and 107

ATM

s/ITMs in Florida, Georgia
and Alabama.

For more information about Capital City Bank Group, Inc., visit
https://www.ccbg.com/ .
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements.

The following factors, among others, could cause our actual results to differ:

the effects of and changes
in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation,
interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they
may have on us and our clients and our assessment of that impact; supply

-demand imbalances and general economic conditions
affecting local real estate prices and a general deterioration in commercial real estate market fundamentals;

the costs and effects of
legal and regulatory developments, the outcomes of legal proceedings or regulatory or other governmental inquiries, the results of
regulatory examinations or reviews and the ability to obtain required regulatory approvals; the effect of changes in laws and
regulations (including laws and regulations concerning taxes, banking,

securities, and insurance) and their application with which we and our subsidiaries must comply; the effect of changes in

accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions; changes in
the financial performance and/or condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level
of non-performing assets and charge-offs; changes

in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position; the timely development and
acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing, and saving habits; greater than expected costs or difficulties related to the integration of new products and lines
of business; technological changes, including the impact of generative artificial intelligence; the costs and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; dispositions
(including the impact from the sale of our insurance subsidiary); acquisitions and integration of acquired businesses; impairment of
our goodwill or other intangible assets; changes in the reliability of our vendors,

internal control systems, or information systems;
our ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in our
organization, compensation, and benefit plans; the soundness of other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the competitive environment in our markets and among banking
organizations and other financial service providers; action or inaction by the federal government, including tariffs or trade wars
(including potential resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports,
disruptions to supply chains, and decreased demand for other banking products and services), government intervention in the U.S.
financial system; policies related to credit card interest rates, and legislative,

regulatory or supervisory actions related to so-called
“de-banking,” including any new prohibitions, requirements or enforcement priorities that could affect customer relationships,
compliance obligations, or operational practices; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict

(including impacts related to the conflict in the Middle East and resulting disruptions to energy and other commodities markets and

supply chains), terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential
mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control;
negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our common
stock.

Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our
other filings with the SEC, which are available at the SEC’s internet site (
https://www.sec.gov
).

Forward-looking statements in this
Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or
the reasons why actual results could differ,

except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We
present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial

measures should not
be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-
GAAP measures or similar measures differently.
The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Mar 31, 2025
Shareowners' Equity (GAAP) $ 559,912 $ 552,851 $ 540,635 $ 526,423 $ 512,575
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 89,095 92,693 92,733
Tangible Shareowners' Equity (non-GAAP) A 470,817 463,756 451,540 433,730 419,842
Total Assets (GAAP) 4,453,734 4,385,765 4,323,774 4,391,753 4,461,233
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 89,095 92,693 92,733
Tangible Assets (non-GAAP) B $ 4,364,639 $ 4,296,670 $ 4,234,679 $ 4,299,060 $ 4,368,500
Tangible Common Equity Ratio (non-GAAP) A/B 10.79% 10.79% 10.66% 10.09% 9.61%
Actual Diluted Shares Outstanding (GAAP) C 17,114,954 17,154,586 17,115,336 17,097,986 17,072,330
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 27.51 $ 27.03 $ 26.38 $ 25.37 $ 24.59

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended
(Dollars in thousands, except per share data) Mar 31, 2026 Dec 31, 2025 Mar 31, 2025
EARNINGS
Net Income Attributable to Common Shareowners $ 15,817 $ 13,705 $ 16,858
Diluted Net Income Per Share $ 0.92 $ 0.80 $ 0.99
PERFORMANCE
Return on Average Assets (annualized) 1.45% 1.25% 1.58%
Return on Average Equity (annualized) 11.30 9.78 13.32
Net Interest Margin 4.24 4.26 4.22
Noninterest Income as % of Operating Revenue 31.77 31.68 32.39
Efficiency Ratio 65.89% 67.50% 62.93%
CAPITAL ADEQUACY
Tier 1 Capital

20.37% 20.20% 18.01%
Total Capital

21.62 21.45 19.20
Leverage

11.65 11.77 11.17
Common Equity Tier 1 19.08 18.56 16.08
Tangible Common Equity
(1)
10.79 10.79 9.61
Equity to Assets 12.57% 12.61% 11.49%
ASSET QUALITY
Allowance as % of Non-Performing Loans 278.19% 360.69% 692.10%
Allowance as a % of Loans HFI 1.23 1.22 1.12
Net Charge-Offs as % of Average Loans HFI 0.10 0.18 0.09
Nonperforming Assets as % of Loans HFI and OREO 0.51 0.41 0.17
Nonperforming Assets as % of Total Assets 0.29% 0.24% 0.10%
STOCK PERFORMANCE
High

$ 46.83 $ 45.63 $ 38.27
Low 39.26 38.27 33.00
Close $ 43.46 $ 42.57 $ 35.96
Average Daily Trading Volume 100,149 54,533 24,486
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP,

refer to Page 9.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2026 2025
(Dollars in thousands) First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter
ASSETS
Cash and Due From Banks $ 64,214 $ 62,189 $ 68,397 $ 78,485 $ 78,521
Funds Sold and Interest Bearing Deposits 424,756 467,782 397,502 394,917 446,042
Total Cash and Cash Equivalents 488,970 529,971 465,899 473,402 524,563
Investment Securities Available for Sale 800,550 643,922 577,333 533,457 461,224
Investment Securities Held to Maturity 353,296 377,446 404,659 462,599 517,176
Other Equity Securities 2,083 2,069 2,145 3,242 2,315

Total Investment Securities
1,155,929 1,023,437 984,137 999,298 980,715
Loans Held for Sale ("HFS"):
25,088 21,695 24,204 19,181 21,441
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 170,268 180,341 179,018 180,008 184,393
Real Estate - Construction 156,630 146,920 156,756 174,115 192,282
Real Estate - Commercial 755,800 768,731 785,290 802,504 806,942
Real Estate - Residential 998,720 1,020,942 1,037,324 1,046,368 1,040,594
Real Estate - Home Equity 243,932 240,897 234,111 228,201 225,987
Consumer 179,515 182,327 185,847 197,483 206,191
Other Loans 12,347 4,748 2,283 1,552 3,227
Overdrafts 1,192 1,212 1,378 1,259 1,154
Total Loans Held for Investment 2,518,404 2,546,118 2,582,007 2,631,490 2,660,770
Allowance for Credit Losses (30,999) (31,001) (30,202) (29,862) (29,734)
Loans Held for Investment, Net 2,487,405 2,515,117 2,551,805 2,601,628 2,631,036
Premises and Equipment, Net 77,670 79,457 79,748 79,906 80,043
Goodwill and Other Intangibles 89,095 89,095 89,095 92,693 92,733
Other Real Estate Owned 1,822 1,936 1,831 132 132
Other Assets 127,755 125,057 127,055 125,513 130,570
Total Other Assets 296,342 295,545 297,729 298,244 303,478
Total Assets $ 4,453,734 $ 4,385,765 $ 4,323,774 $ 4,391,753 $ 4,461,233
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,299,933 $ 1,251,886 $ 1,303,786 $ 1,332,080 $ 1,363,739
NOW Accounts 1,309,527 1,322,114 1,222,861 1,284,137 1,292,654
Money Market Accounts 432,874 390,888 405,846 408,666 445,999
Savings Accounts 516,149 503,485 500,323 504,331 511,265
Certificates of Deposit 193,134 193,939 182,096 175,639 170,233
Total Deposits 3,751,617 3,662,312 3,614,912 3,704,853 3,783,890
Repurchase Agreements 4,561 22,018 25,629 21,800 22,799
Other Short-Term Borrowings 28,715 28,074 14,615 12,741 14,401
Subordinated Notes Payable 33,303 42,582 42,582 42,582 52,887
Other Long-Term Borrowings 680 680 680 680 794
Other Liabilities 74,946 77,248 84,721 82,674 73,887
Total Liabilities 3,893,822 3,832,914 3,783,139 3,865,330 3,948,658
SHAREOWNERS' EQUITY
Common Stock 171 171 171 171 171
Additional Paid-In Capital 39,854 41,650 40,067 39,527 38,576
Retained Earnings 519,632 508,443 499,176 487,665 476,715
Accumulated Other Comprehensive Income (Loss), Net

of Tax
255 2,587 1,221 (940) (2,887)
Total Shareowners' Equity 559,912 552,851 540,635 526,423 512,575
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,453,734 $ 4,385,765 $ 4,323,774 $ 4,391,753 $ 4,461,233
OTHER BALANCE SHEET DATA
Earning Assets $ 4,124,177 $ 4,059,032 $ 3,987,850 $ 4,044,886 $ 4,108,968
Interest Bearing Liabilities 2,518,943 2,503,780 2,394,632 2,450,576 2,511,032
Book Value Per Diluted Share $ 32.71 $ 32.23 $ 31.59 $ 30.79 $ 30.02
Tangible Book Value

Per Diluted Share
(1)
27.51 27.03 26.38 25.37 24.59
Actual Basic Shares Outstanding 17,098 17,084 17,069 17,066 17,055
Actual Diluted Shares Outstanding 17,115 17,155 17,115 17,098 17,072
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 9.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2026 2025
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
INTEREST INCOME
Loans, including Fees $ 38,254 $ 39,565 $ 40,279 $ 40,872 $ 40,478
Investment Securities 9,055 7,768 7,188 6,678 5,808
Federal Funds Sold and Interest Bearing Deposits 3,711 4,382 3,964 3,909 3,496
Total Interest Income 51,020 51,715 51,431 51,459 49,782
INTEREST EXPENSE
Deposits 7,395 7,544 7,265 7,405 7,383
Repurchase Agreements 73 134 158 156 164
Other Short-Term Borrowings 327 217 58 179 117
Subordinated Notes Payable 398 451 383 530 560
Other Long-Term Borrowings 10 9 10 5 11
Total Interest Expense 8,203 8,355 7,874 8,275 8,235
Net Interest Income 42,817 43,360 43,557 43,184 41,547
Provision for Credit Losses 712 1,995 1,881 620 768
Net Interest Income after Provision for Credit Losses 42,105 41,365 41,676 42,564 40,779
NONINTEREST INCOME
Deposit Fees 5,598 5,811 5,877 5,320 5,061
Bank Card Fees 3,630 3,684 3,733 3,774 3,514
Wealth Management Fees 4,051 4,525 5,173 5,206 5,763
Mortgage Banking Revenues 4,252 4,155 4,794 4,190 3,820
Other

2,402 1,928 2,754 1,524 1,749
Total Noninterest Income 19,933 20,103 22,331 20,014 19,907
NONINTEREST EXPENSE
Compensation 25,703 28,384 26,056 26,490 26,248
Occupancy, Net 7,083 7,052 7,037 7,071 6,793
Other

8,587 7,431 9,823 8,977 5,660
Total Noninterest Expense 41,373 42,867 42,916 42,538 38,701
OPERATING PROFIT 20,665 18,601 21,091 20,040 21,985
Income Tax Expense 4,848 4,896 5,141 4,996 5,127
Net Income 15,817 13,705 15,950 15,044 16,858
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 15,817 $ 13,705 $ 15,950 $ 15,044 $ 16,858
PER COMMON SHARE
Basic Net Income $ 0.92 $ 0.80 $ 0.93 $ 0.88 $ 0.99
Diluted Net Income 0.92 0.80 0.93 0.88 0.99
Cash Dividend

$ 0.27 $ 0.26 $ 0.26 $ 0.24 $ 0.24
AVERAGE

SHARES
Basic

17,129 17,070 17,068 17,056 17,027
Diluted

17,146 17,140 17,114 17,088 17,044

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2026 2025
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 31,001 $ 30,202 $ 29,862 $ 29,734 $ 29,251
Provision for Credit Losses 635 1,984 1,550 718 1,083
Net Charge-Offs (Recoveries) 637 1,185 1,210 590 600
Balance at End of Period $ 30,999 $ 31,001 $ 30,202 $ 29,862 $ 29,734
As a % of Loans HFI 1.23% 1.22% 1.17% 1.13% 1.12%
As a % of Nonperforming Loans 278.19% 360.69% 368.54% 463.01% 692.10%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,107 $ 2,095 $ 1,738 $ 1,832 $ 2,155
Provision for Credit Losses

82 12 357 (94) (323)
Balance at End of Period
(1)
2,189 2,107 2,095 1,738 1,832
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (5) $ (1) $ (26) $ (4) $ 8
CHARGE-OFFS
Commercial, Financial and Agricultural $ 300 $ 167 $ 373 $ 74 $ 168
Real Estate - Commercial - 4 - - -
Real Estate - Residential - 67 12 49 8
Real Estate - Home Equity 13 10 10 24 -
Consumer 852 925 954 914 865
Overdrafts 631 670 619 437 570
Total Charge-Offs $ 1,796 $ 1,843 $ 1,968 $ 1,498 $ 1,611
RECOVERIES
Commercial, Financial and Agricultural $ 74 $ 44 $ 95 $ 117 $ 75
Real Estate - Commercial 84 29 8 6 3
Real Estate - Residential 77 8 13 65 119
Real Estate - Home Equity 10 6 10 42 9
Consumer 579 246 369 456 481
Overdrafts 335 325 263 222 324
Total Recoveries $ 1,159 $ 658 $ 758 $ 908 $ 1,011
NET CHARGE-OFFS (RECOVERIES) $ 637 $ 1,185 $ 1,210 $ 590 $ 600
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.10% 0.18% 0.18% 0.09% 0.09%
CREDIT QUALITY
Nonaccruing Loans $ 11,143 $ 8,595 $ 8,195 $ 6,449 $ 4,296
Other Real Estate Owned 1,822 1,936 1,831 132 132
Total Nonperforming Assets ("NPAs") $ 12,965 $ 10,531 $ 10,026 $ 6,581 $ 4,428
Past Due Loans 30-89 Days

$ 6,643 $ 7,017 $ 5,468 $ 4,523 $ 3,735
Classified Loans 14,545 14,334 26,512 28,623 19,194
Nonperforming Loans as a % of Loans HFI 0.44% 0.34% 0.32% 0.25% 0.16%
NPAs as a % of Loans HFI and Other Real Estate 0.51% 0.41% 0.39% 0.25% 0.17%
NPAs as a % of Total

Assets
0.29% 0.24% 0.23% 0.15% 0.10%
(1)

Recorded in other liabilities.
(2)

Annualized.

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
First Quarter 2026 Fourth Quarter 2025 Third Quarter 2025 Second Quarter 2025 First Quarter 2025
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 24,716 $ 404 6.63% $ 24,261 $ 374 6.11% $ 25,276 $ 425 6.68% $ 22,668 475 8.40% $ 24,726 $ 490 8.04%
Loans Held for Investment
(1)
2,538,318 37,886 6.05 2,568,073 39,230 6.06 2,606,213 39,894 6.07 2,652,572 40,436 6.11 2,665,910 40,029 6.09
Investment Securities
Taxable Investment Securities 1,117,505 9,042 3.26 1,004,420 7,756 3.07 992,260 7,175 2.88 1,006,514 6,666 2.65 981,485 5,802 2.38
Tax-Exempt Investment Securities
(1)
1,620 17 4.25 1,620 17 4.30 1,620 18 4.44 1,467 17 4.50 845 9 4.32
Total Investment Securities 1,119,125 9,059 3.26 1,006,040 7,773 3.08 993,880 7,193 2.88 1,007,981 6,683 2.65 982,330 5,811 2.38
Federal Funds Sold and Interest Bearing
Deposits 407,679 3,711 3.69 437,536 4,382 3.97 356,161 3,964 4.42 348,787 3,909 4.49 320,948 3,496 4.42
Total Earning Assets 4,089,838 $ 51,060 5.06% 4,035,910 $ 51,759 5.08% 3,981,530 $ 51,476 5.12% 4,032,008 $ 51,503 5.12% 3,993,914 $ 49,826 5.06%
Cash and Due From Banks 63,079 67,291 65,085 65,761 73,467
Allowance for Credit Losses (31,545) (30,922) (30,342) (30,492) (30,008)
Other Assets 297,532 294,757 301,678 302,984 297,660
Total Assets $ 4,418,904 $ 4,367,036 $ 4,317,951 $ 4,370,261 $ 4,335,033
LIABILITIES:
Noninterest Bearing Deposits $ 1,282,988 $ 1,303,266 $ 1,314,560 $ 1,342,304 $ 1,317,425
NOW Accounts 1,302,894 $ 4,221 1.31% 1,235,961 $ 4,055 1.30% 1,198,124 $ 3,782 1.25% 1,225,697 $ 3,750 1.23% 1,249,955 $ 3,854 1.25%
Money Market Accounts 403,340 1,752 1.76 415,577 1,977 1.89 416,656 2,090 1.99 431,774 2,340 2.17 420,059 2,187 2.11
Savings Accounts 509,351 132 0.10 501,080 157 0.12 503,189 159 0.13 507,950 174 0.14 507,676 176 0.14
Time Deposits 192,443 1,290 2.72 191,626 1,355 2.80 179,802 1,234 2.72 172,982 1,141 2.65 170,367 1,166 2.78
Total Interest Bearing Deposits 2,408,028 7,395 1.25 2,344,244 7,544 1.28 2,297,771 7,265 1.25 2,338,403 7,405 1.27 2,348,057 7,383 1.28
Total Deposits 3,691,016 7,395 0.81 3,647,510 7,544 0.82 3,612,331 7,265 0.80 3,680,707 7,405 0.81 3,665,482 7,383 0.82
Repurchase Agreements 15,789 73 1.88 20,690 134 2.57 21,966 158 2.86 22,557 156 2.78 29,821 164 2.23
Other Short-Term Borrowings 27,836 327 4.76 20,954 217 4.09 12,753 58 1.82 10,503 179 6.82 7,437 117 6.39
Subordinated Notes Payable 41,620 398 3.83 42,582 451 4.15 42,582 383 3.52 51,981 530 4.03 52,887 560 4.23
Other Long-Term Borrowings 680 10 5.68 680 9 5.55 681 10 5.55 792 5 2.41 794 11 5.68
Total Interest Bearing Liabilities 2,493,953 $ 8,203 1.33% 2,429,150 $ 8,355 1.36% 2,375,753 $ 7,874 1.32% 2,424,236 $ 8,275 1.37% 2,438,996 $ 8,235 1.37%
Other Liabilities 74,300 78,520 85,422 76,138 65,211
Total Liabilities 3,851,241 3,810,936 3,775,735 3,842,678 3,821,632
SHAREOWNERS' EQUITY: 567,663 556,100 542,216 527,583 513,401
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,418,904 $ 4,367,036 $ 4,317,951 $ 4,370,261 $ 4,335,033
Interest Rate Spread $ 42,857 3.72% $ 43,404 3.72% $ 43,602 3.81% $ 43,228 3.75% $ 41,591 3.69%
Interest Income and Rate Earned
(1)
51,060 5.06 51,759 5.08 51,476 5.12 51,503 5.12 49,826 5.06
Interest Expense and Rate Paid
(2)
8,203 0.81 8,355 0.82 7,874 0.78 8,275 0.82 8,235 0.84
Net Interest Margin $ 42,857 4.24% $ 43,404 4.26% $ 43,602 4.34% $ 43,228 4.30% $ 41,591 4.22%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.